Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with this amendment to Quarterly Report of Ribapharm Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William M. Comer, Jr., Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM M. COMER, JR.

William M. Comer, Jr. Vice President and Chief Financial Officer
Dated: August 14, 2003

A signed original of this written statement required by Section 906 has been provided to Ribapharm Inc. and will be retained by Ribapharm Inc. and furnished to the Securities and Exchange Commission or its staff upon request.